EXECUTION VERSION

TECHNICAL AMENDMENT TO CREDIT AGREEMENT AND TO
SECURITY AGREEMENT
This TECHNICAL AMENDMENT TO CREDIT AGREEMENT AND TO SECURITY AGREEMENT, dated as of December 10, 2014 (this “Technical Amendment”), by and among COLFAX CORPORATION, a Delaware corporation (the “US Borrower” or “Parent”), COLFAX UK HOLDINGS LTD, a company organized under the laws of England and Wales (the “European Borrower” and, together with the US Borrower, the “Borrowers”), the other Subsidiaries of Parent party hereto, and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below) or Security Agreement (as defined below), as applicable.
W I T N E S S E T H:
WHEREAS, the Borrowers, certain Subsidiaries of the Parent, the Lenders (as defined therein) and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 12, 2011 (as amended as of January 13, 2012, as further amended on February 22, 2013, as further amended on November 7, 2013 and as further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Parent, certain Subsidiaries of the Parent, and the Collateral Agent have entered into that certain Security Agreement, dated as of January 13, 2012 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Security Agreement”);
WHEREAS, the Parent and certain Subsidiaries of the Parent wish to enter into a receivables financing facility as contemplated by Sections 7.02(o) and 7.01(k) of the Credit Agreement;
WHEREAS, the Administrative Agent, the Borrowers, and the Subsidiaries of Parent party hereto have jointly identified inconsistencies in the definition of Receivables Facility and related definitions and an ambiguity in Section 6.14 of the Credit Agreement and, as a consequence thereof, the Administrative Agent, the Borrowers, and the Subsidiaries of Parent party hereto wish to amend such definitions and Section as provided in Section 2 hereof, as permitted pursuant to the provisions of the antepenultimate paragraph of Section 11.01 of the Credit Agreement; and
WHEREAS, the Collateral Agent, the Administrative Agent, the Borrowers, and the Subsidiaries of Parent party hereto have jointly identified an omission in the definition of “Excluded Accounts” in Section 34 of the Security Agreement and, as a consequence thereof, the Collateral Agent, the Administrative Agent, the Borrowers, and the Subsidiaries of Parent party hereto wish to amend such Section as provided in Section 3 hereof, as permitted by Section 24 of the Security Agreement.

NOW, THEREFORE, in consideration of the foregoing, the Administrative Agent, the Collateral Agent, the Borrowers, and the other Subsidiaries of Parent party hereto hereby agree as follows:
SECTION 1.     Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall apply to this Technical Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.    Technical Amendment to Credit Agreement.
a.The definition of “Receivables Assets” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “or in which a security interest is granted” immediately before the text “by Parent or a Subsidiary of Parent” appearing therein, and (ii) inserting the text “, conveys, assigns, grants a security interest in or otherwise transfers” immediately before the text “such Receivables Assets to a Person that is not a Subsidiary of Parent” appearing therein.
b.The definition of “Receivables Facility” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, conveys, assigns, grants a security interest in or otherwise transfers” immediately before the text “such Receivables Assets to a Person that is not a Subsidiary of Parent” appearing therein.
c.The definition of “Receivables Subsidiary” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, convey, assign, grant a security interest in or otherwise transfer” before the text “such Receivables Assets to a Person that is not a Subsidiary of Parent” appearing therein.
d.Section 6.14 of the Credit Agreement is hereby amended by (i) inserting the text, “(other than a Receivables Subsidiary)” immediately after the first and the second references to “US Subsidiaries” therein, and (ii) inserting the text “(in addition to accounts used in connection with a Receivables Facility and in which only Receivables Assets are held)” immediately prior to the text “outside of the control of the Administrative Agent” appearing therein.
SECTION 3.    Technical Amendment to Security Agreement. The definition of “Excluded Accounts” in Section 34 of the Security Agreement is hereby amended by (a) deleting the word “and” immediately prior to clause (ii) therein and (b) inserting the text “, and (iii) accounts in connection with a Receivables Facility” immediately prior to the period at the end of the sentence therein.
SECTION 4.    Miscellaneous Provisions.

a.This Technical Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, Security Agreement or any other Loan Document.
b.This Technical Amendment shall become effective when the Borrowers, the other Subsidiaries of Parent party hereto, the Administrative Agent and the Collateral Agent shall have signed a counterpart hereof without any further action so long as this Technical Amendment is not objected to in writing by the Required Lenders within five Business Days from the date that notice of this Technical Amendment is posted to the Lenders. Upon receipt of duly executed counterparts hereof from the Borrowers, the other Subsidiaries of Parent party hereto, the Administrative Agent and the Collateral Agent, the Administrative Agent shall promptly provide notice hereof to the Lenders and shall confirm to the Borrowers the date on which such notice is posted.
c.This Technical Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Technical Amendment shall be effective as delivery of an original executed counterpart of this Technical Amendment.
d.THIS TECHNICAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
e.From and after the date hereof, (i) all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, (ii) all references in the Security Agreement and each of the other Loan Documents to the Security Agreement shall be deemed to be references to the Security Agreement, as modified hereby and (iii) this Technical Amendment shall be deemed to constitute a “Loan Document” for all purposes of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Technical Amendment as of the date first above written.

COLFAX CORPORATION
as US Borrower and Parent, for itself and on behalf of the Foreign Guarantors (other than the European Borrower)

By:    /s/ C. Scott Brannan
   Name: C. Scott Brannan
Title: Senior Vice President, Chief Financial Officer and Treasurer

COLFAX UK HOLDINGS LIMITED as European Borrower By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: Director
ALCOTEC WIRE CORPORATION By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
ALLOY RODS GLOBAL, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
ANDERSON GROUP INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

C&G SYSTEMS HOLDING, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
C&G MERGER CO. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
CLARUS FLUID INTELLIGENCE, LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President CLFX SUB HOLDING LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
COLFAX FLUID HANDLING LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
CONSTELLATION PUMPS CORPORATION By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

DISTRIBUTION MINING & EQUIPMENT COMPANY, LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
EMSA HOLDINGS, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
FAN GROUP INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
HOWDEN AMERICAN FAN COMPANY By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: Chief Financial Officer
HOWDEN COMPRESSORS, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: Chief Financial Officer

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

HOWDEN CONSTRUCTION SERVICES INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: Authorized Person
HOWDEN NORTH AMERICA INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: Chief Financial Officer
IMO HOLDINGS, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

IMO INDUSTRIES INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
PORTLAND VALVE LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
PROMOTION CONTROLS, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

SHAWEBONE HOLDINGS INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
SOLDEX LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
SOLDEX HOLDING I LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
SOLDEX HOLDING II LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
STOODY COMPANY By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

THE ESAB GROUP, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

THERMADYNE CYLINDER CO. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
THERMAL DYNAMICS CORPORATION By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
TOTAL LUBRICATION MANAGEMENT COMPANY By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
VICTOR TECHNOLOGIES HOLDINGS, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
VICTOR TECHNOLOGIES GROUP, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
VICTOR TECHNOLOGIES INTERNATIONAL, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

VICTOR EQUIPMENT COMPANY By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
VICTOR TECHNOLOGIES FOREIGN INVESTMENTS CORP. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
VISOTEK, INC. By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President
WARREN PUMPS LLC By: /s/ C. Scott Brannan Name: C. Scott Brannan Title: President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent
By: ___/s/ Peter Cucchiara_____
Name:    Peter Cucchiara
Title:    Vice President

By: ___/s/ Kirk Tashjian________
Name:    Kirk L. Tashjian
Title:    Vice President

Signature Page to Technical Amendment to Colfax Credit Agreement and Security Agreement